UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-23377)

Tidal Trust I
(Exact name of registrant as specified in charter)

234 West Florida Street, Suite 700

Milwaukee, Wisconsin 53204
(Address of principal executive offices) (Zip code)

Eric W. Falkeis

Tidal Trust I
234 West Florida Street, Suite 700

Milwaukee, Wisconsin 53204
(Name and address of agent for service)

(844) 986-7700

Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: March 31, 2026

Item 1. Reports to Stockholders.

Acruence Active Hedge U.S. Equity ETF Tailored Shareholder Report

annual shareholder report March 31, 2026 Acruence Active Hedge U.S. Equity ETF Ticker: XVOL (Listed on Cboe BZX Exchange, Inc.)

This annual shareholder report contains important information about the Acruence Active Hedge U.S. Equity ETF (the "Fund") for the period April 1, 2025 to March 31, 2026. You can find additional information about the Fund at https://www.acruenceetf.com/. You can also request this information by contacting us at (833) 653‑6400 or by writing the Fund at Acruence Active Hedge U.S. Equity ETF, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Acruence Active Hedge U.S. Equity ETF	$90	0.84%

Cumulative Performance

(Initial Investment of $10,000)

Acruence Active Hedge U.S. Equity ETF - $12,240
S&P 500® Total Return Index - $16,814
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
04/21/2021
09/30/2021
03/31/2022
09/30/2022
03/31/2023
09/30/2023
03/31/2024
09/30/2024
03/31/2025
09/30/2025
03/31/2026

Annual Performance

Average Annual Returns for the Periods Ended March 31, 2026	1 Year	Since Inception (4/21/2021)
Acruence Active Hedge U.S. Equity ETF	13.91%	4.17%
S&P 500® Total Return Index	17.80%	11.09%

The Fund's past performance is not a good indicator of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Visit https://www.acruenceetf.com/ for more recent performance information.

How did the Fund perform last year?

The Fund performance was primarily impacted by a combination of elevated equity market volatility, shifting interest-rate expectations, sector rotation, and the behavior of volatility derivatives used in its hedge strategy.

As a result the Fund returned 13.91% for the fiscal year ended March 31,2026, slightly underperforming the S&P 500® Total Return Index which returned 17.80%.

What Factors Influenced Performance?

From a sector perspective, based on performance attribution to the overall portfolio, Information Technology was the leading contributor, while Utilities were a detractor. The Fund was helped by holding Palo Alto Networks, Ebay, Inc., and Cisco Systems, Inc. However, holdings of Regeneron, Uber Technologies, Inc., and Intuit, Inc., hurt the Fund performance.

Acruence Active Hedge U.S. Equity ETF Tailored Shareholder Report

Key Fund Statistics

(as of March 31, 2026)

Fund Size (Thousands)	$1,676
Number of Holdings	82
Total Advisory Fee Paid	$24,322
Portfolio Turnover Rate	219%

What did the Fund invest in?

(as of March 31, 2026)

Sector Breakdown

(% of total net assets)

Health Care
21.6%
Industrial Products
19.1%
Tech Hardware & Semiconductors
9.5%
Media
9.4%
Software & Tech Services
7.4%
Materials
6.6%
Industrial Services
5.2%
Retail & Wholesale - Discretionary
5.0%
Oil & Gas
3.3%
Consumer Staple Products
3.2%
Utilities
3.1%
Consumer Discretionary Services
3.1%
Telecommunications
2.2%
Financial Services
0.8%
Purchased Options
0.5%
Cash & Other
0.0%

Top Holdings	(% of total net assets)
KLA Corp.	2.3
Corning, Inc.	2.1
Keysight Technologies, Inc.	2.1
Targa Resources Corp.	2.0
Newmont Corp.	1.8
Royal Caribbean Cruises Ltd.	1.8
Regeneron Pharmaceuticals, Inc.	1.8
NXP Semiconductors NV	1.7
Caterpillar, Inc.	1.6
Howmet Aerospace, Inc.	1.6

This is a summary of certain changes to the Fund. For more complete information, you may review the Fund's prospectus.

How has the Fund Changed?

Effective August 1, 2025, U.S. Bancorp Fund Services, LLC, doing business as Global Fund Services, no longer serves as the Sub-Administrator for each series of Tidal Trust I, including the Fund.

On April 2, 2026, the Board of Trustees of the Trust, at the recommendation of Tidal Investments LLC, the Fund's investment adviser, approved the closure and liquidation of the Fund. On April 20, 2026, the Fund liquidated its assets and distributed cash pro rata to all shareholders of record who had not previously redeemed or sold their shares of the Fund.

For additional information about the Fund, including its prospectus, financial information, holdings and proxy voting information, visit https://www.acruenceetf.com/.

Householding

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there are at least two audit committee financial expert serving on its audit committee. Mr. Dusko Culafic and Mr. Eduardo Mendoza are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Acruence Active Hedge U.S. Equity ETF

	FYE 3/31/2026	FYE 3/31/2025
Audit Fees	$15,375	$15,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,875	$2,750
All Other Fees	N/A	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Tait Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2026	FYE 3/31/2025
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 3/31/2026	FYE 3/31/2025
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

(j) The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Dusko Culafic, Eduardo Mendoza, and Mark H.W. Baltimore.

(b) Not applicable

Item 6. Investments.

(a)	Schedule of Investments is included within the financial statements filed under Item 7 of this Form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Investment Companies.

(a)

Financial Statements

March 31, 2026

Tidal Trust I

Acruence Active Hedge U.S. Equity ETF | XVOL | Cboe BZX Exchange, Inc.

Acruence Active Hedge U.S. Equity ETF

Acruence Active Hedge U.S. Equity ETF

Consolidated Schedule of Investments

March 31, 2026

COMMON STOCKS - 99.5%	Shares	Value
Consumer Discretionary Services - 3.1%
Las Vegas Sands Corp.	405	$21,821
Royal Caribbean Cruises Ltd.	110	30,270
		52,091
Consumer Staple Products - 3.2%
Coca-Cola Co.	171	13,004
Hershey Co.	111	23,076
Monster Beverage Corp.(a)	234	16,956
		53,036
Financial Services - 0.8%
S&P Global, Inc.	32	13,611

Health Care - 21.6%
Abbott Laboratories	123	12,628
Agilent Technologies, Inc.	157	17,895
Amgen, Inc.	61	21,463
Boston Scientific Corp.(a)	168	10,542
Bristol-Myers Squibb Co.	384	23,290
Edwards Lifesciences Corp.(a)	204	16,336
Eli Lilly & Co.	27	24,834
GE HealthCare Technologies, Inc.	286	20,357
Gilead Sciences, Inc.	157	21,881
IDEXX Laboratories, Inc.(a)	43	24,161
Intuitive Surgical, Inc.(a)	44	20,284
IQVIA Holdings, Inc.(a)	116	19,783
Johnson & Johnson	65	15,889
Merck & Co., Inc.	184	22,133
Regeneron Pharmaceuticals, Inc.	38	29,360
ResMed, Inc.	82	18,407
Thermo Fisher Scientific, Inc.	36	17,695
Vertex Pharmaceuticals, Inc.(a)	57	25,453
		362,391
Industrial Products - 19.1%
3M Co.	125	18,154
AMETEK, Inc.	78	16,720
Amphenol Corp.	177	22,364
Caterpillar, Inc.	39	27,630
Cummins, Inc.	42	22,597
Deere & Co.	43	24,222
GE Aerospace	72	20,431
Howmet Aerospace, Inc.	118	27,194
Johnson Controls International PLC	168	22,000

The accompanying notes are an integral part of these financial statements.

Keysight Technologies, Inc.(a)	123	$34,731
Parker-Hannifin Corp.	26	23,276
Rockwell Automation, Inc.	59	21,174
TE Connectivity PLC	90	18,812
Trane Technologies PLC	50	20,837
		320,142
Industrial Services - 5.2%
Cintas Corp.	94	15,899
Fastenal Co.	427	19,813
Republic Services, Inc. - Class A	63	13,798
United Rentals, Inc.	31	22,586
Waste Management, Inc.	62	14,247
		86,343
Materials - 6.6%
CRH PLC	174	18,291
Ecolab, Inc.	54	14,365
Linde PLC	31	15,369
Martin Marietta Materials, Inc.	27	15,894
Newmont Corp.	284	30,743
Vulcan Materials Co.	61	16,610
		111,272
Media - 9.4%
Airbnb, Inc. - Class A (a)	189	23,867
Alphabet, Inc. - Class A	73	20,992
Alphabet, Inc. - Class C	72	20,654
Electronic Arts, Inc.	106	21,610
Meta Platforms, Inc. - Class A	40	22,885
Netflix, Inc.(a)	254	24,422
Uber Technologies, Inc.(a)	331	23,809
		158,239
Oil & Gas - 3.3%
Targa Resources Corp.	135	33,848
Williams Cos., Inc.	301	21,907
		55,755
Retail & Wholesale - Discretionary - 5.0%
Amazon.com, Inc. (a)	108	22,493
eBay, Inc.	279	25,395
Ross Stores, Inc.	103	22,313
TJX Cos., Inc.	87	13,894
		84,095
Software & Tech Services - 7.4%
Autodesk, Inc. (a)	69	16,518
Cadence Design Systems, Inc.(a)	93	25,842
Cognizant Technology Solutions Corp. - Class A	215	13,190

The accompanying notes are an integral part of these financial statements.

International Business Machines Corp.		71	$17,210
Intuit, Inc.		36	15,566
Microsoft Corp.		36	13,326
Palo Alto Networks, Inc.(a)		141	22,605
			124,257
Tech Hardware & Semiconductors - 9.5%
Apple, Inc.		80	20,303
Cisco Systems, Inc.		211	16,372
Corning, Inc.		260	35,352
KLA Corp.		26	38,283
NXP Semiconductors NV		143	28,151
QUALCOMM, Inc.		159	20,476
			158,937
Telecommunications - 2.2%
AT&T, Inc.		628	18,206
Verizon Communications, Inc.		371	18,624
			36,830
Utilities - 3.1%
American Electric Power Co., Inc.		120	15,730
NextEra Energy, Inc.		232	21,548
Southern Co.		142	13,706
			50,984

TOTAL COMMON STOCKS (Cost $1,681,098)			1,667,983

PURCHASED OPTIONS - 0.5%(a)(b)(c)(d)	Notional Amount	Contracts	Value
Call Options - 0.5%
CBOE Volatility Index, Expiration: 4/15/2026; Exercise Price: $45.00(e)	$492,375	195	8,580

TOTAL PURCHASED OPTIONS (Cost $11,383)			8,580

TOTAL INVESTMENTS - 100.0% (Cost $1,692,481)			$1,676,563
Liabilities in Excess of Other Assets - 0.0%(f)			(588)
TOTAL NET ASSETS - 100.0%			$1,675,975

Percentages are stated as a percent of net assets.

PLC	Public Limited Company

(a)	Non-income producing security.

(b)	Exchange-traded.

(c)	100 shares per contract.

(d)	Held in connection with written option contracts. See Schedule of Written Options Contracts for further information.

(e)	All or a portion of the investment is a holding of Toroso Cayman Subsidiary I, a wholly-owned subsidiary of the Acruence Active Hedge U.S. Equity ETF.

(f)	Does not round to 0.1% or (0.1)%, as applicable.

The accompanying notes are an integral part of these financial statements.

Acruence Active Hedge U.S. Equity ETF

Consolidated Schedule of Written Options Contracts

March 31, 2026

WRITTEN OPTIONS - (0.2)%(a)(b)	Notional Amount	Contracts	Value
Call Options - (0.2)%
CBOE Volatility Index, Expiration: 4/15/2026; Exercise Price: $70.00(c)	$(492,375)	(195)	$(2,535)

TOTAL WRITTEN OPTIONS (Premiums received $4,217)			(2,535)

Percentages are stated as a percent of net assets.

(a)	100 shares per contract.

(b)	Exchange-traded.

(c)	All or a portion of the investment is a holding of Toroso Cayman Subsidiary I, a wholly-owned subsidiary of the Acruence Active Hedge U.S. Equity ETF.

The accompanying notes are an integral part of these financial statements.

Consolidated Statement of Assets and Liabilities

March 31, 2026

Acruence Active
Hedge U.S. Equity
ETF
ASSETS:
Investments, at value (cost $1,692,481) (Note 2)	$1,676,563
Deposits with brokers for options contracts	10,000
Dividends receivable	1,141
Dividend tax reclaim receivable	46
Interest receivable	15
Total assets	1,687,765

LIABILITIES:
Written option contracts, premium received ($4,217)	2,535
Payable due to custodian	7,643
Payable to adviser (Note 4)	1,612
Total liabilities	11,790
NET ASSETS	$1,675,975

NET ASSETS CONSISTS OF:
Paid-in capital	$13,758,641
Total distributable earnings/(accumulated losses)	(12,082,666)
Total Net Assets	$1,675,975

Net assets	$1,675,975
Shares issued and outstanding(a)	75,000
Net asset value per share	$22.35

(a) Unlimited shares authorized without par value.

The accompanying notes are an integral part of these financial statements.

Consolidated Statement of Operations

For the Year Ended March 31, 2026

Acruence Active
Hedge U.S. Equity
ETF
INVESTMENT INCOME:
Dividend income	$48,167
Less: Dividend withholding taxes	(385)
Broker interest income	1,347
Other income	12
Total investment income	49,141

EXPENSES:
Investment advisory fee (Note 4)	24,322
Broker interest expense	226
Total expenses	24,548
NET INVESTMENT INCOME (LOSS)	24,593

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	84,899
In-kind redemptions	393,200
Written option contracts	91,121
Net realized gain (loss)	569,220
Net change in unrealized appreciation (depreciation) on:
Investments	(88,964)
Written option contracts	(2,355)
Net change in unrealized appreciation (depreciation)	(91,319)
Net realized and unrealized gain (loss)	477,901
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$502,494

The accompanying notes are an integral part of these financial statements.

Consolidated Statements of Changes in Net Assets

	Acruence Active Hedge U.S. Equity ETF
	Year Ended March	Year Ended March
	31, 2026	31, 2025
OPERATIONS:
Net investment income (loss)	$24,593	$101,601
Net realized gain (loss)	569,220	483,413
Net change in unrealized appreciation (depreciation)	(91,319)	(435,999)
Net increase (decrease) in net assets resulting from operations	502,494	149,015

DISTRIBUTIONS TO SHAREHOLDERS:
From earnings	(20,873)	(150,395)
Return of capital	(23,922)	—
Total distributions to shareholders	(44,795)	(150,395)

CAPITAL TRANSACTIONS:
Subscriptions	3,200,117	20,074,303
Redemptions	(5,481,224)	(23,828,420)
Net increase (decrease) in net assets from capital transactions	(2,281,107)	(3,754,117)

NET INCREASE (DECREASE) IN NET ASSETS	(1,823,408)	(3,755,497)

NET ASSETS:
Beginning of the year	3,499,383	7,254,880
End of the year	$1,675,975	$3,499,383

SHARES TRANSACTIONS
Subscriptions	150,000	975,000
Redemptions	(250,000)	(1,150,000)
Total increase (decrease) in shares outstanding	(100,000)	(175,000)

The accompanying notes are an integral part of these financial statements.

Consolidated Financial Highlights

For a share outstanding throughout the periods presented

	Acruence Active Hedge U.S. Equity ETF
	Year Ended	Year Ended March		Year Ended		Year Ended March	Period Ended
	March 31, 2026	31, 2025		March 31, 2024		31, 2023	March 31, 2022(a)
PER SHARE DATA:

Net asset value, beginning of period	$20.00	$20.73		$18.55		$21.24	$20.00

INVESTMENTS OPERATIONS:
Net investment income (loss)(b)	0.19	0.34		0.32		0.15	0.11
Net realized and unrealized gain (loss)(c)	2.61	(0.40)		2.06		(2.35)	1.20
Total from investment operations	2.80	(0.06)		2.38		(2.20)	1.31

LESS DISTRIBUTIONS FROM:
Net investment income	(0.21)	(0.67)		(0.20)		(0.49)	(0.07)
Return of capital	(0.24)	—		—		—	—
Total distributions	(0.45)	(0.67)		(0.20)		(0.49)	(0.07)

CAPITAL TRANSACTIONS:
Net asset value, end of period	$22.35	$20.00		$20.73		$18.55	$21.24
TOTAL RETURN(d)	13.91%	(0.58)%		12.96%		(10.18)%	6.52%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$1,676	$3,499		$7,255		$12,985	$104,088
Ratio of expenses to average net assets(e)	0.84%	0.83%		0.85%		0.83%	0.83%
Ratio of interest expense to average net assets(e)	0.01%	0.00	%(f)	0.02%		—%	—%
Ratio of operational expenses to average net assets excluding interest expense(e)	0.83%	0.83%		0.83%		0.83%	0.83%
Ratio of net investment income to average net assets(e)	0.84%	1.60%		1.73%		0.79%	0.56%
Portfolio turnover rate(d)(g)	219%	361%		568	%(h)	14%	6%

(a)	Inception date of the Fund was April 21, 2021.

(b)	Net investment income per share has been calculated based on average shares outstanding during the periods.

(c)	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.

(d)	Not annualized for periods less than one year.

(e)	Annualized for periods less than one year.

(f)	Amount represents less than 0.005%.

(g)	Portfolio turnover rate excludes in-kind transactions, if any.

(h)	The increase in portfolio turnover relates to a strategy change that was effective April 6, 2023.

The accompanying notes are an integral part of these financial statements.

Consolidated Notes to Financial Statements

March 31, 2026

NOTE 1 - ORGANIZATION

The Acruence Active Hedge U.S. Equity ETF (the “Fund”) is a diversified series of shares of beneficial interest of Tidal Trust I (formerly, Tidal ETF Trust) (the “Trust”). The Fund commenced operations as a non-diversified series of the Trust; however, the Fund continuously operated as diversified for three years and as of April 21, 2024, is now classified as diversified. The Trust was organized as a Delaware statutory trust on June 4, 2018 and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended. The Trust is governed by its Board of Trustees (the “Board”). Tidal Investments LLC (“Tidal Investments” or the “Adviser”), a Tidal Financial Group company, serves as investment adviser to the Fund and Acruence Capital, LLC (“Acruence” or the “Sub-Adviser”) serves as investment sub-adviser to the Fund. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services — Investment Companies.” The Fund commenced operations on April 21, 2021.

The investment objective of the Fund is to seek capital appreciation with reduced volatility as compared to the S&P 500® Index.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Security Valuation - Equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”), and Master Limited Partnerships (“MLPs”), listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on The Nasdaq Stock Market, LLC (the “NASDAQ”)), including securities traded over-the-counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. EST if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price or mean between the most recent quoted bid and ask prices for long and short positions. For a security that trades on multiple exchanges, the primary exchange will generally be considered the exchange on which the security is generally most actively traded. For securities traded on the NASDAQ, the NASDAQ Official Closing Price will be used. Prices of securities traded on the securities exchange will be obtained from recognized independent pricing agents each day that the Fund is open for business.

Options contracts are valued using the mean/mid of quoted bid and ask spread prices, as provided by independent pricing vendors.

Investments in money market mutual funds are valued at each underlying fund’s published net asset value (“NAV”) per share as of the valuation time. Each underlying money market fund calculates NAV using the amortized cost method (which approximates fair value) as permitted by Rule 2a-7 under the 1940 Act.

Consolidated Notes to Financial Statements

March 31, 2026

Under Rule 2a-5 of the 1940 Act, a fair value will be determined for securities for which quotations are not readily available by the Valuation Designee (as defined in Rule 2a-5) in accordance with the Pricing and Valuation Policy and Fair Value Procedures, as applicable, of the Adviser, subject to oversight by the Board. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the Adviser’s Pricing and Valuation Policy and Fair Value Procedures, as applicable. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of March 31, 2026:

Acruence Active Hedge U.S. Equity ETF
	Level 1	Level 2	Level 3	Total
Assets:

Investments:
Common Stocks	$1,667,983	$—	$—	$1,667,983
Purchased Options	—	8,580	—	8,580
Total Investments	$1,667,983	$8,580	$—	$1,676,563
Liabilities:
Investments:
Written Options	—	(2,535)	—	(2,535)
Total Investments	$—	$(2,535)	$—	$(2,535)

Consolidated Notes to Financial Statements

March 31, 2026

Refer to the Consolidated Schedule of Investments for further disaggregation of investment categories.

Derivative Instruments - As the buyer of a call option, the Fund has a right to buy the underlying reference instrument (e.g., a currency or security) at the exercise price at any time during the option period (for American style options) . The Fund may enter into closing sale transactions with respect to call options, exercise them, or permit them to expire. For example, the Fund may buy call options on underlying reference instruments that it intends to buy with the goal of limiting the risk of a substantial increase in their market price before the purchase is effected. Unless the price of the underlying reference instrument changes sufficiently, a call option purchased by the Fund may expire without any value to the Fund, in which case such Fund would experience a loss to the extent of the premium paid for the option plus related transaction costs.

As the buyer of a put option, the Fund has the right to sell the underlying reference instrument at the exercise price at any time during the option period (for American style options). Like a call option, the Fund may enter into closing sale transactions with respect to put options, exercise them, or permit them to expire. The Fund may buy a put option on an underlying reference instrument owned by the Fund (a protective put) as a hedging technique in an attempt to protect against an anticipated decline in the market value of the underlying reference instrument. Such hedge protection is provided only during the life of the put option when the Fund, as the buyer of the put option, is able to sell the underlying reference instrument at the put exercise price, regardless of any decline in the underlying instrument’s market price. The Fund may also seek to offset a decline in the value of the underlying reference instrument through appreciation in the value of the put option. The premium paid for the put option and any transaction costs would reduce any short-term capital gain that may be available for distribution when the instrument is eventually sold. Buying put options at a time when the buyer does not own the underlying reference instrument allows the buyer to benefit from a decline in the market price of the underlying reference instrument, which generally increases the value of the put option.

If a put option is not terminated in a closing sale transaction when it has remaining value, and if the market price of the underlying reference instrument remains equal to or greater than the exercise price during the life of the put option, the buyer would not make any gain upon exercise of the option and would experience a loss to the extent of the premium paid for the option plus related transaction costs. In order for the purchase of a put option to be profitable, the market price of the underlying reference instrument must decline sufficiently below the exercise price to cover the premium and transaction costs.

Writing options may permit the writer to generate additional income in the form of the premium received for writing the option. The writer of an option may have no control over when the underlying reference instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the writer may be notified of exercise at any time prior to the expiration of the option (for American style options). In general, though, options are infrequently exercised prior to expiration. Whether or not an option expires unexercised, the writer retains the amount of the premium. Writing “covered” call options means that the writer owns the underlying reference instrument that is subject to the call option. Call options may also be written on reference instruments that the writer does not own.

Consolidated Notes to Financial Statements

March 31, 2026

If the Fund writes a covered call option, any underlying reference instruments that are held by the Fund and are subject to the call option will be earmarked on the books of such Fund as segregated to satisfy its obligations under the option. The Fund will be unable to sell the underlying reference instruments that are subject to the written call option until it either effects a closing transaction with respect to the written call, or otherwise satisfies the conditions for release of the underlying reference instruments from segregation. As the writer of a covered call option, the Fund gives up the potential for capital appreciation above the exercise price of the option should the underlying reference instrument rise in value. If the value of the underlying reference instrument rises above the exercise price of the call option, the reference instrument will likely be “called away,” requiring the Fund to sell the underlying instrument at the exercise price. In that case, the Fund will sell the underlying reference instrument to the option buyer for less than its market value, and such Fund will experience a loss (which will be offset by the premium received by the Fund as the writer of such option). If a call option expires unexercised, the Fund will realize a gain in the amount of the premium received. If the market price of the underlying reference instrument decreases, the call option will not be exercised, and the Fund will be able to use the amount of the premium received to hedge against the loss in value of the underlying reference instrument. The exercise price of a call option will be chosen based upon the expected price movement of the underlying reference instrument. The exercise price of a call option may be below, equal to (at-the-money), or above the current value of the underlying reference instrument at the time the option is written.

As the writer of a put option, the Fund has a risk of loss should the underlying reference instrument decline in value. If the value of the underlying reference instrument declines below the exercise price of the put option and the put option is exercised, the Fund, as the writer of the put option, will be required to buy the instrument at the exercise price, which will exceed the market value of the underlying reference instrument at that time. The Fund will incur a loss to the extent that the current market value of the underlying reference instrument is less than the exercise price of the put option. However, the loss will be offset in part by the premium received from the buyer of the put. If a put option written by the Fund expires unexercised, such Fund will realize a gain in the amount of the premium received.

The Fund has adopted financial reporting rules and regulations that require enhanced disclosure regarding derivatives and hedging activity intending to improve financial reporting of derivative instruments by enabling investors to understand how an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

For the year ended March 31, 2026, the Fund’s monthly average notional amount are described below:

Purchased Options	Written Options
$443,441	$(505,591)

Consolidated Statement of Assets and Liabilities

Fair value of derivative instruments as of March 31, 2026:

Asset Derivatives		Liability Derivatives
Instrument:	Balance Sheet Location: Investments, at value	Instrument:	Balance Sheet Location: Written option contracts, at value
Purchased Options	$8,580	Written Options	$(2,535)

Consolidated Notes to Financial Statements

March 31, 2026

Consolidated Statement of Operations

The effect of derivative instruments on the Statement of Operations for the year ended March 31, 2026:

			Change in Unrealized
			Appreciation
		Realized Gain (Loss)	(Depreciation) on
Instrument	Location of Gain (Loss) on Derivatives	on Derivatives	Derivatives
Equity Contracts:

Purchased Options(a)
	Net realized gain (loss) from Investments & Net change in unrealized appreciation (depreciation) on Investments	$(180,292)	$4,316

Written Options(a)	Net realized gain (loss) from Written options contracts & Net change in unrealized appreciation (depreciation) on Written options contracts	$91,121	$(2,355)

(a) The investment is a holding of Toroso Cayman Subsidiary I, a wholly-owned subsidiary of the Fund.

Basis for Consolidation for the Fund - The Fund may invest up to 25% of its total assets in the Toroso Cayman Subsidiary I, a subsidiary that is wholly-owned by the Fund and organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary may invest in various types of options contracts, including options contracts (“VIX Options”) on the CBOE Volatility Index (the “VIX Index”) and other derivatives instruments. The Fund’s investment in the Subsidiary will not exceed 20% of the value of the Fund’s total assets (notwithstanding any subsequent market appreciation in the Subsidiary’s value). Asset limitations are imposed by Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and are measured at each taxable year and quarter end.

The Adviser also serves as the investment adviser to the Subsidiary, but does not receive separate compensation. The Subsidiary is not registered under the 1940 Act but is subject to certain protections of the 1940 Act with respect to the Fund, as described in the Fund’s Statement of Additional Information. All of the Fund’s investments in the Subsidiary are subject to the investment policies and restrictions of the Fund, including those related to leverage, collateral and segregation requirements and liquidity. In addition, the valuation and brokerage policies of the Fund are applied to the Subsidiary. The Fund’s investments in the Subsidiary are not subject to all investor protection provisions of the 1940 Act. However, because the Fund is the sole investor in the Subsidiary, it is not likely that the Subsidiary will take any action that is contrary to the interests of the Fund and its shareholders. All inter- company accounts and transactions have been eliminated in the consolidation of the Fund and its Subsidiary. The financial statements of the Subsidiary are consolidated with the Fund’s financial statements. The Fund had $16,045, or 0.96% of its net assets invested in the Subsidiary as of March 31, 2026.

The Subsidiary is an exempted Cayman Islands investment company and as such is not subject to Cayman Islands taxes at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation (“CFC”) not subject to U.S. income taxes. As a wholly-owned CFC, however, the Subsidiary’s net income and capital gains, if any, will be included each year in the Fund’s investment company taxable income.

Federal Income Taxes - The Fund has elected to be taxed as a regulated investment company (“RIC”) and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to RICs. Therefore, no provision for federal income taxes or excise taxes has been made.

Consolidated Notes to Financial Statements

March 31, 2026

In order to avoid imposition of the excise tax applicable to RICs, the Fund intends to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years. As a RIC, the Fund is subject to a 4% excise tax that is imposed if the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund’s fiscal year). The Fund generally intends to distribute income and capital gains in the manner necessary to minimize (but not necessarily eliminate) the imposition of such excise tax. The Fund may retain income or capital gains and pay excise tax when it is determined that doing so is in the best interest of shareholders. Management evaluates the costs of the excise tax relative to the benefits of retaining income and capital gains, including that such undistributed amounts (net of the excise tax paid) remain available for investment by the Fund and are available to supplement future distributions. Tax expense is disclosed in the Consolidated Statement of Operations, if applicable.

As of March 31, 2026, the Fund did not have any tax positions that did not meet the threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Fund identifies its major tax jurisdiction as U.S. Federal and the Commonwealth of Delaware; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Consolidated Statement of Operations. The Subsidiary (defined in Note 2 above) is a controlled foreign corporation not subject to Cayman Islands or U.S. income taxes. As a wholly-owned foreign corporation, the Subsidiary’s net income and capital gains, if any, will be included each year in the Fund’s investment company taxable income.

Securities Transactions and Investment Income - Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends received from REITs generally are comprised of ordinary income, capital gains, and may include return of capital. Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Distributions to Shareholders - Distributions to shareholders from net investment income, if any, for the Fund are declared and paid annually. Distributions to shareholders from net realized gains on securities, if any, for the Fund normally are declared and paid at least annually. Distributions are recorded on the ex-dividend date.

Use of Estimates - The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Share Valuation - The NAV per Share is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities by the total number of Shares outstanding for the Fund, rounded to the nearest cent. Fund Shares will not be priced on the days on which the Cboe BZX Exchange, Inc. (the “Exchange”) is closed for trading.

Consolidated Notes to Financial Statements

March 31, 2026

Guarantees and Indemnifications - In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Derivatives Transactions - Pursuant to Rule 18f-4 under the 1940 Act, the SEC imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation and cover framework arising from prior SEC guidance for covering derivatives and certain financial instruments currently used by funds to comply with Section 18 of the 1940 Act and treats derivatives as senior securities. Under Rule 18f-4, a fund’s derivatives exposure is limited through a value-at-risk test. Funds whose use of derivatives is more than a limited specified exposure amount are required to establish and maintain a comprehensive derivatives risk management program, subject to oversight by a fund’s board of trustees, and appoint a derivatives risk manager. The Fund has implemented a Rule 18f-4 Derivative Risk Management Program that complies with Rule 18f-4.

Illiquid Securities - Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Board-approved Liquidity Risk Management Program (the “Program”) that requires, among other things, that the Fund limit its illiquid investments that are assets to no more than 15% of the value of the Fund’s net assets. An illiquid investment is any security that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Fund should be in a position where the value of illiquid investments held by the Fund exceeds 15% of the Fund’s net assets, the Fund will take such steps as set forth in the Program.

Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per Share. These differences are primarily due to redemptions in kind. For the year ended March 31, 2026, the following adjustments were made:

Total distributable
Paid-In Capital	earnings/(accumulated losses)
$244,320	$(244,320)

NOTE 3 - PRINCIPAL INVESTMENT RISKS

 Equity Market Risk. Common stocks, such as those held by the Fund, are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from specific issuers. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests.

Consolidated Notes to Financial Statements

March 31, 2026

Options Risk. Options enable the Fund to purchase exposure that is significantly greater than the premium paid. Consequently, the value of such options can be volatile, and a small investment in options can have a large impact on the performance of the Fund. The Fund risks losing all or part of the cash paid (premium) for purchasing options. Even a small decline in the value of a reference asset underlying call options or a small increase in the value of a reference asset underlying put options can result in the entire investment in such options being lost. Options may also present tracking risk. An imperfect or variable degree of correlation between price movements of the derivative and the underlying investment may prevent the portfolio from achieving the intended effect. The value of an option can change over time depending on several factors aside from just changes in the underlying asset’s price, such as the time remaining to expiration and the expected level of volatility in the underlying asset. For option buyers, the risk of loss is limited to the option premium at the time of purchase. Additionally, the value of the option may be lost if the Sub- Adviser fails to exercise such option at or prior to its expiration. If the Sub-Adviser applies an options strategy to seek to hedge the Fund’s portfolio at an inappropriate time or judges market movements incorrectly, options strategies may lower the Fund’s return. The Fund’s options strategies are also subject to the following risks:

•	VIX Options Strategy Risk. One of the primary drivers of the value of a VIX Option is movement in the spot value of the VIX Index, which is a measure of implied volatility of S&P 500 options. Therefore, changing market expectations of future volatility will lead to changes in the market value of VIX Options. VIX Options will be subject to market risk. Because implied volatilities often rise during periods of market stress, the VIX Index is often negatively correlated to equity markets.

•	Collar Strategy Risk. By selling call options in return for the receipt of premiums, the Fund will give up the opportunity to benefit from potential increases in the value of the underlying asset above the exercise prices of such options. By purchasing put options in return for the payment of premiums, the Fund may be protected from a significant decline in the price of the underlying asset if the put options become in-the-money, but during periods where the underlying asset appreciates, the Fund will underperform due to the cost of the premiums paid and the increased value of any call options sold on the underlying asset. In addition, the Fund’s ability to sell the securities that are underlying assets for the options will be limited while the options are in effect unless the Fund cancels out the options positions through the purchase or sale of offsetting identical options prior to the expiration of the options.

•	Vertical Spread Strategy Risk. The vertical spread strategy used to seek to protect the Fund against market declines during periods of volatility may not work as intended. Effective use of a vertical spread strategy to limit potential losses to the Fund depends on the Sub-Adviser setting an appropriate spread between the two options held by the Fund. Use of vertical spread options may offer downside protection to the Fund but also limit the Fund’s returns if the reference asset in a vertical spread option appreciates in value. As a consequence, the Fund may underperform relative to other Fund’s that do not employ a vertical spread option strategy.

•	Covered Call Strategy Risk. When the Fund sells call options, it receives cash but limits its opportunity to profit from an increase in the market value of the underlying asset to the exercise price (plus the premium received). The maximum potential gain on the underlying asset will be equal to the difference between the exercise price and the purchase price of the reference asset at the time the option is written, plus the premium received. In a rising market, the option may require an underlying asset to be sold at an exercise price that is lower than would be received if the underlying asset was sold at the market price. If a call expires, the Fund realizes a gain in the amount of the premium received, but because there may have been a decline (unrealized loss) in the market value of the reference asset during the option period, the loss realized may exceed such gain. If the underlying asset declines by more than the option premium the Fund receives, there will be a loss on the overall position.

Consolidated Notes to Financial Statements

March 31, 2026

•	Box Trade Strategy Risk. Use of a box trade strategy is intended to limit overall risk to the Fund since the loss in one option transaction is set off against the gain from another option transaction. Because box trades involve multiple options transactions, the Fund will incur additional transaction costs when utilizing a box trade strategy which will limit returns when using such a strategy.

Dividend Investing Risks. The Fund will be subject to the risk that issuers that have historically paid regular dividends or distributions to shareholders may not continue to do so in the future. An issuer may reduce or eliminate future dividends or distributions at any time and for any reason. Such events could lower the price or yield of that company’s equity securities. Additionally, equity securities that make high or regular dividend payments may underperform other securities in certain market conditions.

Growth Investing Risks. The Fund may invest in companies that appear to be growth-oriented. Growth companies are those that the Sub-Adviser believes will have revenue and earnings that grow faster than the economy as a whole, offering above-average prospects for capital appreciation and little or no emphasis on dividend income. If the Sub-Adviser’s perceptions of a company’s growth potential are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.

REIT Risk. A REIT is a company that owns or finances income-producing real estate and meets certain requirements under the Code. Through its investments in REITs, the Fund is subject to the risks of investing in the real estate market, including decreases in property revenues, increases in interest rates, increases in property taxes and operating expenses, legal and regulatory changes, a lack of credit or capital, defaults by borrowers or tenants, environmental problems and natural disasters.

Cayman Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The VIX Options and other investments held by the Subsidiary are generally similar to those investments that are permitted to be held by the Fund and are subject to the same economic risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to continue to operate as it does currently and could adversely affect the Fund.

Exchange Traded Fund (“ETF”) Risk. The Fund is an ETF, and, as a result of an ETF’s structure, is exposed to the following risks:

•	Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as Authorized Participants or APs). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

•	Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. For example, the Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., derivative instruments). In such a case, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may have less cash efficiency and pay out higher annual capital gain distributions to shareholders than if the in-kind redemption process was used.

Consolidated Notes to Financial Statements

March 31, 2026

•	Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

•	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

•	Trading. Although Shares are listed on a national securities exchange, such as the Exchange, and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Also, in stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. These adverse effects on liquidity for Shares, in turn, could lead to wider bid-ask spreads and differences between the market price of Shares and the underlying value of those Shares.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, pandemic diseases, terrorism, regulatory events, and government controls.

High Portfolio Turnover Risk. The Fund may actively and frequently trade a significant portion of its holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Sub-Adviser’s success or failure to implement investment strategies for the Fund. Although the Sub-Adviser has options trading experience, the Sub-Adviser may not be able to replicate the historical performance of its options strategies. In addition, the Sub-Adviser’s investment strategy to seek lower volatility may cause the Fund to underperform the broader equity market during market rallies. Such underperformance could be significant during sudden or significant market rallies.

Market Capitalization Risk.

•	Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

Consolidated Notes to Financial Statements

March 31, 2026

Models and Data Risk. The composition of the Fund’s portfolio is heavily dependent on proprietary quantitative models as well as information and data supplied by third parties (“Models and Data”). When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities from the Fund’s portfolio universe that would have been excluded or included had the Models and Data been correct and complete. While the Sub-Adviser’s model measures relationships between the VIX Index, volatility, and premiums, levels may be depressed for extended periods and options can expire worthless.

Tax Risk. The federal income tax treatment of the Fund’s income from the Subsidiary may be negatively affected by future legislation, Treasury Regulations (proposed or final), and/or other Internal Revenue Service (“IRS”) guidance or authorities that could affect the character, timing of recognition, and/or amount of the Fund’s investment company taxable income and/or net capital gains and, therefore, the distributions it makes. If the Fund failed the source of income test for any taxable year but was eligible to and did cure the failure, it could incur potentially significant additional federal income tax expenses. If, on the other hand, the Fund failed to qualify as a RIC for any taxable year and was ineligible to or otherwise did not cure the failure, it would be subject to federal income tax at the fund-level on its taxable income at the regular corporate tax rate (without reduction for distributions to shareholders), with the consequence that its income available for distribution to shareholders would be reduced and distributions from its current or accumulated earnings and profits would generally be taxable to its shareholders as dividend income.

U.S. Treasury Securities Risk. The Fund may invest in U.S. Treasury securities issued or guaranteed by the U.S. Treasury. U.S. government securities are subject to market risk, interest rate risk and counterparty risk. Securities, such as those issued or guaranteed the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund.

NOTE 4 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement between the Adviser and the Trust, on behalf of the Fund (the “Advisory Agreement”), and, pursuant to the Advisory Agreement, provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and oversight of the Board. The Adviser is also responsible for trading portfolio securities for the Fund, including selecting broker-dealers to execute purchase and sale transactions. The Adviser provides oversight of the Sub-Adviser and review of the Sub-Adviser’s performance.

Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary management fee (the “Investment Advisory Fee”) of 0.83% based on the average daily net assets of the Fund. Out of the Investment Advisory Fee, the Adviser is obligated to pay or arrange for the payment of substantially all expenses of the Fund, including the cost of sub-advisory, transfer agency, custody, fund administration, and all other related services necessary for the Fund to operate. Under the Advisory Agreement, the Adviser has agreed to pay, or require the Sub-Adviser to pay, all expenses incurred by the Fund except for interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (collectively, “Excluded Expenses”), and the Investment Advisory Fee payable to the Adviser. The Investment Advisory Fees incurred are paid monthly to the Adviser. Investment Advisory Fees for the year ended March 31, 2026 are disclosed in the Statement of Operations.

Consolidated Notes to Financial Statements

March 31, 2026

The Sub-Adviser serves as investment sub-adviser to the Fund, pursuant to a sub-advisory agreement between the Adviser and the Sub- Adviser with respect to the Fund (the “Sub-Advisory Agreement”). Pursuant to the Sub-Advisory Agreement, the Sub-Adviser is responsible for the day-to-day management of the Fund’s portfolio, including determining the securities purchased and sold by the Fund, subject to the supervision of the Adviser and the Board. The Sub-Adviser is paid a fee by the Adviser, which is calculated daily and paid monthly, at an annual rate of 0.02% of the Fund’s average daily net assets (the “Sub-Advisory Fee”). The Sub-Adviser has agreed to assume a portion of the Adviser’s obligation to pay all expenses incurred by the Fund, except for Excluded Expenses. For assuming the payment obligation for a portion of the Fund’s expenses, the Adviser has agreed to pay to the Sub-Adviser a corresponding share of profits, if any, generated by the Fund’s Investment Advisory Fee, less a contractual fee retained by the Adviser. Expenses incurred by the Fund and paid by the Sub-Adviser include fees charged by Tidal (defined below), which is an affiliate of the Adviser.

Tidal ETF Services LLC (“Tidal”), a Tidal Financial Group company and an affiliate of the Adviser, serves as the Fund’s administrator and, in that capacity, performs various administrative and management services for the Fund. Tidal coordinates the payment of Fund-related expenses and manages the Trust’s relationships with its various service providers. As compensation for the services it provides, Tidal receives a fee based on the Fund’s average daily net assets, subject to a minimum annual fee. Tidal also is entitled to certain out-of-pocket expenses for the services mentioned above.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as the Fund’s fund accountant and transfer agent. In those capacities, Fund Services performs various accounting and transfer agency services for the Fund. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Fund's custodian. Prior to August 1, 2025, Fund Services also served as the Fund's sub-administrator.

Foreside Fund Services, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Shares.

Certain officers and a trustee of the Trust are affiliated with the Adviser. Neither the affiliated trustee nor the Trust’s officers receive compensation from the Fund.

NOTE 5 - SEGMENT REPORTING

In accordance with the FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”), the Fund has evaluated its business activities and determined that it operates as a single reportable segment.

The Fund's investment activities are managed by the Principal Financial Officer, which serves as the Chief Operating Decision Maker (“CODM”). The Principal Financial Officer is responsible for assessing the Fund’s financial performance and allocating resources. In making these assessments, the Principal Financial Officer evaluates the Fund’s financial results on an aggregated basis, rather than by separate segments. As such, the Fund does not allocate operating expenses or assets to multiple segments, and accordingly, no additional segment disclosures are required.

Consolidated Notes to Financial Statements

March 31, 2026

The Fund primarily generates income through dividends, interest, and realized/unrealized gains on its investment portfolio. Expenses incurred, including management fees, Fund operating expenses, and transaction costs, are considered general Fund-level expenses and are not allocated to specific segments or business lines.

Management has determined that the Fund does not meet the criteria for disaggregated segment reporting under ASU 2023-07 and will continue to evaluate its reporting requirements in accordance with applicable accounting standards.

NOTE 6 - PURCHASES AND SALES OF SECURITIES

For the year ended March 31, 2026, the cost of purchases and proceeds from the sales or maturities of securities, excluding short-term investments, U.S. government securities, in-kind transactions, and purchases and sales of the Subsidiary were:

Purchases	Sales
$6,290,949	$7,452,288

For the year ended March 31, 2026, there were no purchases or sales of long-term U.S. government securities.

For the year ended March 31, 2026, in-kind transactions associated with creations and redemptions for the Fund were:

Purchases	Sales
$2,163,062	$3,260,395

NOTE 7 - INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended March 31, 2026 and the prior fiscal year ended March 31, 2025 were as follows:

Distributions Paid From	March 31, 2026	March 31, 2025
Ordinary Income	$20,873	$150,395
Return of Capital	23,922	—

As of the fiscal year ended March 31, 2026, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Cost of investments(a)	$2,018,007
Gross tax unrealized appreciation	344,669
Gross tax unrealized depreciation	(686,113)

Net tax unrealized appreciation (depreciation)	(341,444)
Undistributed ordinary income (loss)	—
Undistributed long-term capital gain (loss)	—
Total distributable earnings	—
Other accumulated gain (loss)	(11,741,222)

Total distributable earnings/(accumulated losses)	$(12,082,666)

(a)       The difference between book and tax-basis unrealized appreciation is primarily due to wash sales.

Consolidated Notes to Financial Statements

March 31, 2026

Net capital losses incurred after October 31 (post-October losses) and net investment losses incurred after December 31 (late-year losses), and within the taxable year, may be elected to be deferred to the first business day of the Fund’s next taxable year. As of the fiscal year ended March 31, 2026, the Fund had not elected to defer any post-October or late-year losses.

As of March 31, 2026, the Fund had long-term and short-term capital loss carryovers of $3,158,790 and $8,585,234, respectively, which do not expire. During the fiscal year ended March 31, 2026, the Fund utilized $298,265 of capital loss carryovers.

NOTE 8 - SHARES TRANSACTIONS

Shares of the Fund are listed and traded on the Exchange. Market prices for the Shares may be different from their NAV. The Fund issues and redeems shares on a continuous basis at NAV, generally in large blocks of Shares, called Creation Units. Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, Shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. Creation Units may only be purchased or redeemed by Authorized Participants. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the Shares directly from the Fund. Rather, most retail investors may purchase Shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Fund currently offers one class of Shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Fund is $500, payable to the Custodian. The fixed transaction fee may be waived on certain orders if the Fund’s Custodian has determined to waive some or all of the costs associated with the order or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units and Redemption Units of up to a maximum of 2% of the value of the Creation Units and Redemption Units subject to the transaction. Variable fees are imposed to compensate the Fund for transaction costs associated with the cash transactions. Variable fees received by the Fund, if any, are disclosed in the capital shares transactions section of the Statement of Changes in Net Assets. The Fund may issue an unlimited number of Shares of beneficial interest, with no par value. All Shares of the Fund have equal rights and privileges.

NOTE 9 - RECENT MARKET EVENTS

U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate changes, the possibility of a national or global recession, trade tensions and tariffs, political events, armed conflict, war, and geopolitical conflict. These developments, as well as other events, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions. As a result, the risk environment remains elevated.

Consolidated Notes to Financial Statements

March 31, 2026

NOTE 10 - NEW ACCOUNTING PRONOUNCEMENT

In December 2023, the Financial Accounting Standards Board (“FASB”) issued ASU No. 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures (“ASU 2023-09”), which enhances the transparency and decision usefulness of income tax disclosures. The amendments are effective for annual periods beginning after December 15, 2024. The Fund has adopted ASU 2023-09, which is not expected to have a material impact on the Fund’s financial statements or disclosures.

NOTE 11 - SUBSEQUENT EVENTS

In preparing these consolidated financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. On April 2, 2026, the Board determined to close and liquidate the Fund at the recommendation of the Adviser. The Fund ceased operations, liquidated its assets, and distributed the liquidation proceeds to shareholders on April 20, 2026. Management has determined that there are no additional subsequent events that would need to be recognized or disclosed in the Fund’s consolidated financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of

Acruence Active Hedge U.S. Equity ETF and

The Board of Trustees of

Tidal Trust I

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Acruence Active Hedge U.S. Equity ETF (the “Fund”), a series of Tidal Trust I (the “Trust”), including the consolidated schedule of investments, as of March 31, 2026, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended and the consolidated financial highlights for each of the four years in the period then ended and for the period April 21, 2021 (commencement of operations) to March 31, 2022, and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the consolidated financial position of the Fund as of March 31, 2026, the results of its consolidated operations for the year then ended, the changes in its consolidated net assets for each of the two years in the period then ended and the consolidated financial highlights for each of the four years in the period then ended and for the period April 21, 2021 to March 31, 2022, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2018.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of March 31, 2026, by correspondence with the custodian and prime broker. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

May 29, 2026

Other Non-Audited Information	Acruence Active Hedge U.S. Equity ETF

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the year ended March 31, 2026, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Acruence Active Hedge U.S. Equity ETF	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended March 31, 2026, was as follows:

Acruence Active Hedge U.S. Equity ETF	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the year ended March 31, 2026, was as follows:

Acruence Active Hedge U.S. Equity ETF	0.00%

(b)	Financial Highlights are included within the financial statements filed under Item 7(a) of this Form.

Item 8. Changes in and Disagreements with Accountants for Open-End Investment Companies.

There have been no changes in or disagreements with the Funds’ accountants.

Item 9. Proxy Disclosure for Open-End Investment Companies.

There were no matters submitted to a vote of shareholders during the period covered by the report.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Investment Companies.

See Item 7(a). Under the Investment Advisory Agreement, in exchange for a single unitary management fee from each Fund, the Adviser has agreed to pay all expenses incurred by the Fund, including Trustee compensation, except for certain excluded expenses.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 15. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 16. Controls and Procedures.

(a)	The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not Applicable

(b) Not Applicable

Item 19. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not applicable.

(3) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(4) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(5) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period. Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tidal Trust I

By (Signature and Title)*	/s/ Eric W. Falkeis
Eric W. Falkeis, President/Principal Executive Officer

Date	June 3, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Eric W. Falkeis
Eric W. Falkeis, President/Principal Executive Officer

Date	June 3, 2026

By (Signature and Title)*	/s/ Aaron J. Perkovich
Aaron J. Perkovich, Treasurer/Principal Financial Officer

Date	June 3, 2026

* Print the name and title of each signing officer under his or her signature.